Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kenneth A. Shewer, Co-Chief Executive Officer of the Managing Owner, Preferred Investment Solutions Corp. (the "Managing Owner"), of World Monitor Trust III ("the Trust"), hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Trust's Quarterly Report on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


/s/ Kenneth A. Shewer
-----------------------------------------------------------
Kenneth A. Shewer
Co-Chief Executive Officer of
Preferred Investment Solutions Corp., the Managing Owner of
World Monitor Trust III
May 16, 2005






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